Exhibit 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER

OF

ALLIANCE DATA SYSTEMS CORPORATION

This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2016 (the “Form 10-Q”) of Alliance Data Systems Corporation (the “Registrant”).

I, Edward J. Heffernan, certify that to the best of my knowledge:

(i) the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ EDWARD J. HEFFERNAN
Edward J. Heffernan
Chief Executive Officer

Date: November 7, 2016

Subscribed and sworn to before me

this 7th day of November, 2016.

/S/ JANE BAEDKE
Name: Jane Baedke
Title: Notary Public

My commission expires:

October 23, 2020

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.